UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

FTS GROUP, INC.
--------------------------------------------------------
(Exact name of registrant as specified in its charter)

Nevada	000-24829	84-1416864
----------------------------	------------------------	---------------
(State or other jurisdiction	(Commission File	(IRS Employer of
incorporation)	Number)	Identification No.)

7610 West Hillsborough Ave., Tampa, Florida	33615
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(Address of principal executive offices)	(Zip Code)

(215) 688-2355
----------------------
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

On January 3, 2006 we acquired See World Satellites, Inc., a Pennsylvania corporation. We paid $500,000 at the closing of the transaction on January 3,
2006. We agreed to pay an additional $500,000 into an escrow account to be held until all material contracts held by See World have been executed, amended or modified to acknowledge our acquisition of See World and/or to make us a party to each agreement such that we have full benefit of the agreements.

At the closing, we also issued to See World a two year secured promissory note in the sum of $3,500,000. The Note does not pay interest. Pursuant to the terms of the Note, we agreed to pay to See World seven equal cash installments of $250,000. The initial installment is payable 90 days after closing and the remaining installments are payable every three months thereafter. We also agreed to make additional payments of $1,000,000 on January 3, 2007 and $750,000 on April 3, 2008. The Note is secured against the assets of See World.

We also agreed to issue to Richard Miller $1,000,000 worth of our convertible preferred stock within three days of the completion of our 2005 audit. The value of the shares will be based on the closing price of our stock on January
3, 2006.

The description of the transaction contained herein is qualified in its entirety by reference to the Promissory Note dated January 3, 2006, the Stock Purchase
Agreement between the Company and Richard E. Miller dated January 3, 2006 and the Stock Escrow Agreement among the Company, Richard E. Miller and Lambert &
Martineau dated January 3, 2006. Each of these documents is filed as an Exhibit to the Form 8-K filed on January 9, 2006 and incorporated herein by refrernce.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

a.	Historical Financial Statements of Business Acquired (See World Satellites, Inc.) for 2005 and 2004.

b.	Proforma Financial Information

	1.	Proforma Consolidated Balance Sheet - December 31, 2005
	2.	Proforma Consolidated Statement of Operations - Year ended December 31, 2005
	3.	Proforma Consolidated Statement of Operations - Year ended December 31, 2004
	4.	Note to Unaudited Proforma Consolidated Financial Statements

SEE WORLD SATELLITES, INC.

Index

Report of Independent Registered Public Accounting Firm

Financial Statements:

Balance Sheets - December 31, 2005 and 2004

Statements of Operations -Years ended December 31, 2005 and 2004

Statements of Stockholder’s Equity - Years ended December 31, 2005 and 2004

Statements of Cash Flows - Years ended December 31, 2005 and 2004

Notes to audited Financial Statements

Proforma Financial Information:

Proforma Consolidated Balance Sheet - December 31, 2005

Proforma Consolidated Statement of Operations - Year ended December 31, 2005

Proforma Consolidated Statement of Operations - Year ended December 31, 2004

Note to Unaudited Proforma Consolidated Financial Statements

R. E. Bassie & Co.
Certified Public Accountants
6671 Southwest Freeway, Suite 550
Houston, Texas 77074-2220
Tel: (713) 272-8500
E-Mail: Rebassie@aol.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
See World Satellites, Inc.:

We have audited the accompanying balance sheets of See World Satellites, Inc. as of December 31, 2005 and 2004, and related statements of operations, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of See World Satellites, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

 /s/ R.E Bassie & Co.
Houston, Texas
January 13, 2006

SEE WORLD SATELLITES, INC.

Balance Sheets

December 31, 2005 and 2004

Assets	2005	2004
Current assets:
Cash and cash equivalents	$635,002	$501,771
Accounts receivable	85,758	127,628
Receivable from shareholder	-	61,111
Prepaid expenses	41,306	29,163
Inventory	144,544	39,588
Total current assets	906,610	759,261

Property and equipment	357,721	353,024
Less accumulated depreciation and amortization	221,267	178,213
Net property and equipment	136,454	174,811

Total assets	$1,043,064	$934,072

Liabilities and Stockholder's Equity

Liabilities:
Accounts payable and accrued expenses	$96,662	$400,313
Accrued salaries and related liabilities	84,653	35,834
Current installments of long-term debt	16,561	21,068
Total current liabilities	197,876	457,215
Long-term debt, less current installments	4,086	20,647
Total liabilities	201,962	477,862

Stockholder's equity:
Common stock, $0.0 par value. Authorized 10,000
shares: 10,000 shares issued and outstanding	1,000	1,000
Retained earnings	840,102	455,210
Total stockholder's equity	841,102	456,210

Commitments and contingencies

Total liabilities and stockholder's equity	$1,043,064	$934,072

See accompanying notes to financial statements.

SEE WORLD SATELLITES, INC.

Statements of Operations

Years ended December 31, 2005 and 2004

	2005	2004

Sales revenue	$5,038,676	$4,248,285

Cost and expenses:
Cost of sales	803,106	1,131,003
Selling, general and administrative	3,305,280	2,708,031
Total cost and expenses	4,108,386	3,839,034

Operating income	930,290	409,251

Other income (expenses):
Interest income	13,805	2,783
Interest expense	(4,825)	(7,354)
Other income	605	682
Loss on disposal of assets	(17,794)	(15,485)
Total income (expenses)	(8,209)	(19,374)

Net earnings	$922,081	$389,877

Net earnings per common share - basic and diluted:

Net earnings applicable to common shareholder	$92.21	$38.99

Weighted average common shares - basic and diluted	10,000	10,000

See accompanying notes to financial statements.

SEE WORLD SATELLITES, INC.

Statements of Cash Flows

Years ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net earnings	$922,081	$389,877
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	74,966	63,973
Loss on disposal of equipment	17,794	15,485
(Increase) decrease in operating assets:
Accounts receivable	41,870	(29,963)
Inventory	(104,956)	(1,608)
Prepaid expenses	(12,143)	(11,017)
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	(303,651)	238,956
Accrued salaries and related liabilities	48,819	15,139
Net cash provided by operating activities	684,780	680,842

Cash flows from investing activities
Capital expenditure for equipment	(54,403)	(69,527)
Receivable from shareholder	61,111	-
Net cash provided by (used in) investing activities	6,708	(69,527)

Cash flows from financing activities:
Principal payments on long-term debt	(21,068)	(37,363)
Shareholder's withdrawals	(537,189)	(472,680)
Net cash used in financing activities	(558,257)	(510,043)

Net increase in cash and cash equivalents	133,231	101,272

Cash and cash equivalents at beginning of year	501,771	400,499
Cash and cash equivalents at end of year	$635,002	$501,771

See accompanying notes to financial statements.

SEE WORLD SATELLITES, INC.

Statements of Stockholder's Equity

Years ended December 31, 2005 and 2004

			Additional		Total
	Common Stock		paid in	Retained	stockholder's
	shares	amount	capital	earnings	equity

Balance, December 31, 2003	10,000	$1,000	$-	$538,013	$539,013

Net earnings	-	-	-	389,877	389,877

Owner's withdrawals	-	-	-	(472,680)	(472,680)

Balance, December 31, 2004	10,000	1,000	-	455,210	456,210

Net earnings	-	-	-	922,081	922,081

Owner's withdrawals	-	-	-	(537,189)	(537,189)

Balance, December 31, 2005	10,000	$1,000	$-	$840,102	$841,102

See accompanying notes to financial statements.

(1) Summary of Significant Accounting Policies

Organization, Ownership and Business

See World Satellites, Inc. (the "Company") was incorporated under the laws of the State of Pennsylvania in 1998. The Company primary services include the installation of television satellite disk systems as an independent contractor for DISH Network Services Corporation and as an authorized retailer for marketing, promotion and solicitation of orders for programming with EchoStar Satellite L.L.C., an affiliate of DISH Network Services Corporation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investment instruments purchased with original maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

Inventory

Inventory consists of various components of satellite disks, mainly receivers, is stated at the lower of cost, or market on a first-in, first-out basis.

Property, Equipment and Depreciation

Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense. Depreciation is computed over the estimated useful lives of the assets (3-5 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

Revenue Recognition

The Company recognizes revenue when the installation of the products is complete or completion of services provided.

Advertising Costs

The cost of advertising is expensed as incurred.

Income Taxes

The Companies have elected to be treated as S corporation for federal income tax purposes. Accordingly, the earnings and losses of the Companies are included in the personal income tax return of the stockholder, who is taxed depending on his personal tax strategies.

Management's Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Stock-based Compensation

The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the quoted market price of the

Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.  No stock was issued during the years ended December 31, 2005 and 2004.

Fair Value of Financial Instruments

The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

New Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 154, Accounting Changes and Error Corrections. SFAS No. 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Internal Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 requires retrospective application of changes in accounting principle to prior periods’ financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We will adopt SFAS No. 154 on January 1, 2006. Any impact on the Company’s consolidated results of operations and earnings per share will be dependent on the amount of any accounting changes or corrections of errors whenever recognized.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.

The guidance in that opinion; however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, which amends FASB statement No. 66, “Accounting for Sales of Real Estate,” to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, “Accounting for Real Estate Time-Sharing Transactions.” This statement also amends FASB Statement No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects,” to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 151, “Inventory Costs— an amendment of ARB No. 43, Chapter 4.” This statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges.” This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on the Company.

(2) Property and Equipment

A summary of property and equipment is as follows:

	2005	2004
Vehicles	$287,728	$289,391
Equipment	61,052	54,692
Leasehold improvements	8,941	8,941
	357,721	353,024
Less: Accumulated depreciation and amortization	(221,267)	(178,213)
	$136,454	$174,811

(3) Long-term Debt

Long-term debt at December 31, 2005 and 2004 consisted of the following:

	2005	2004
Note payable to a bank, due in monthly installments of $334, including interest at 6.74%, through November 2007, secured by vehicle	$6,891	$10,307

Note payable to a bank, due in monthly installments of $436, including interest at 8.75%, through December 2006, secured by vehicle	4,990	9,566

Note payable to a finance company, due in monthly installments of $411, including interest at 10%, through April 2007, secured in vehicle	6,134	10,228

Note payable to a finance company, due in monthly installments of $375, including interest at 8.75%, through July 2006, secured by vehicle	2,197	6,313

Note payable to a finance company, due in monthly installments of $429, including interest at 8.99%, through February 2006, secured by vehicle	435	5,301
Total long-term debt	20,647	41,715
Less current installments	16,561	21,068
Long-term debt, less current installments	$4,086	$20,647

Principal repayment provisions of long-term debt are as follows at December 31, 2005:

2006	$16,561
2007	4,086
Total	$20,647

(4) Advertising Costs

During the years ended December 31, 2005 and 2004, the Company incurred advertising costs in the amount of $262,911 and $219,040, respectively.

(5) Lease Agreement

The Company leases office space under a noncancellable-operating lease which expires in December 2008. Future minimum lease payments under the operating lease are as follows:

Year
December 31,	Amount

2006	$30,000
2007	30,000
2008	30,000
$90,000

For the years ended December 31, 2005 and 2004, the Company incurred rent expenses in the amount of $30,153 and $31,958, respectively.

(6) Concentration of Credit Risk

Financial instruments that potentially subject the Companies to credit risk are primarily accounts receivable - trade. The Companies grant credit primarily to two customers throughout the United States. Generally, the Companies do not require collateral or other security to support customer receivables. For the year ended December 31, 2005, two customers made up 94% of total sales revenue.

The Company maintains its cash with a major domestic bank in amounts, which exceed the insured limit of $100,000 from time to time. The terms of these deposits are on demand to minimize risk. The Company has not incurred losses related to these deposits.

(7) Subsequent Event

Stock Purchase and Exchange Agreement

Effective January 3, 2006, FTS Group, Inc. (a publicly traded company) acquired 100% of the outstanding capital stock of See World Satellites, Inc.

(8) Contingencies

The contract agreement with the Company and DISH Network Service Corporation expired effective December 31, 2005. This contract provided the Company with 42.2% of its revenues for the year ended December 31, 2005. The Company is currently negotiating a renewal of the contract.

SEE WORLD SATELLETES, INC.
UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

Effective January 3, 2006, FTS Group, Inc. (“the Company”) acquired 100% of the capital stock of See World Satellites, Inc. ("See World"), for consideration, providing for (i) $1,000,000 in cash to the shareholder of See World, (ii) a promissory note in the amount of $3,500,000, and (iii) $1,000,000 in convertible preferred stock of the Company. Pursuant to the Agreement, which became effective January 3, 2006, See World will become a subsidiary of the Registrant. The acquisition was accounted for using the purchase method of accounting.

The following unaudited proforma consolidated statements of operations for the year ended December 31, 2005 and for the year ended December 31, 2004, assumes the acquisition of See World had occurred on January 1, 2004 and includes the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2005 and year ended December 31, 2004, adjusted for the proforma effects of the acquisition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2004. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and See World's financial statements included herein.

FTS GROUP, INC.

Unaudited Proforma Consolidated Balance Sheet

December 31, 2005

		See World
	FTS Group	Satellites,		Proforma	Proforma
Assets	Inc.	Inc.		Adjustments	Consolidated
Current assets:
Cash	$243,079	$635,002	$		$878,081
Restricted cash	60,000	-			60,000
Accounts receivable, net	38,859	85,758			124,617
Inventories	33,180	144,544			177,724
Prepaid expenses and other current asset	34,683	41,306			75,989
Total current assets	409,801	906,610		-	1,316,411

Property and equipment, net	208,210	136,454			344,664

Investment in consolidated subsidiary	5,500,000	-		(5,500,000)	-
Investment in private entity	7,500	-			7,500
Excess of cost over the net assets of businesses acquired	-	4,658,898			4,658,898
Other assets	62,452	-			62,452
Total assets	$6,187,963	$5,701,962		$(5,500,000)	$6,389,925

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	436,994	181,315			618,309
Short-term notes payable	3,250	-			3,250
Short-term notes payable to related parties	77,600	-			77,600
Current installments of long-term debt	1,000,000	16,561			1,016,561
Total current liabilities	1,517,844	197,876		-	1,715,720
Convertible notes	1,077,990	-			1,077,990
Long-term debt	2,500,000	4,086			2,504,086
Total liabilities	5,095,834	201,962		-	5,297,796

Stockholders' equity:
Preferred stock	333,333	-			333,333
Common stock	66,578	4,659,898		(4,659,898)	66,578
Additional paid-in capital	10,754,221	-		-	10,754,221
Accumulated deficit	(10,062,003)	840,102		(840,102)	(10,062,003)
	1,092,129	5,500,000		(5,500,000)	1,092,129
Less treasury stock	-	-		-	-
Total stockholders' equity	1,092,129	5,500,000		(5,500,000)	1,092,129

Total liabilities and stockholders' equity	$6,187,963	$5,701,962		$(5,500,000)	$6,389,925

See accompanying notes to unaudited proforma consolidated financial statements.

FTS GROUP, INC.

Unaudited Proforma Consolidated Statement of Operations

Year ended December 31, 2005

		See World
	FTS Group	Satellites,		Proforma	Proforma
	Inc.	Inc.		Adjustments	Consolidated

Revenues	$1,310,731	$5,038,676	$		$6,349,407

Costs and expenses:
Cost of sales	1,083,987	803,106			1,887,093
Selling, general and administrative	1,730,616	3,305,280			5,035,896
Total costs and expenses	2,814,603	4,108,386		-	6,922,989

Operating income (loss)	(1,503,872)	930,290		-	(573,582)

Other income (expenses):
Interest income	-	13,805			13,805
Interest expense	(249,605)	(4,825)			(254,430)
Loss on disposition of assets	-	(17,794)			(17,794)
Other income	-	605			605
Total other income (expenses)	(249,605)	(8,209)		-	(257,814)

Net earnings (loss) before income taxes	(1,753,477)	922,081		-	(831,396)

Provision for income taxes	-	-		-	-

Net earnings (loss) from operations	$(1,753,477)	$922,081		$-	$(831,396)

See accompanying notes to unaudited proforma consolidated financial statements.

FTS GROUP, INC.

Unaudited Proforma Consolidated Statement of Operations

Year ended December 31, 2004

		See World
	FTS Group	Satellites,		Proforma	Proforma
	Inc.	Inc.		Adjustments	Consolidated

Revenues	$712,282	$4,248,285	$		$4,960,567

Costs and expenses:
Cost of sales	521,660	1,131,003			1,652,663
Selling, general and administrative	2,191,837	2,708,031			4,899,868
Impairment of long-lived assets	107,000	-			107,000
Total costs and expenses	2,820,497	3,839,034		-	6,659,531

Operating income (loss)	(2,108,215)	409,251		-	(1,698,964)

Other income (expenses):
Interest income	-	2,783			2,783
Unrealized loss on investments	(7,500)	-			(7,500)
Interest expense	(212,638)	(7,354)			(219,992)
Loss on disposition of assets	-	(15,485)			(15,485)
Other income	-	682			682
Total other income	(220,138)	(19,374)		-	(239,512)

Net earnings (loss) before income taxes	(2,328,353)	389,877		-	(1,938,476)

Provision for income taxes	-	-		-	-

Net earnings (loss) from operations	$(2,328,353)	$389,877		$-	$(1,938,476)

See accompanying notes to unaudited proforma consolidated financial statements.

Notes to Unaudited Proforma Consolidated Financial Statements\

(1)	Basis of Presentation

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2005, includes the unaudited historical results of operations for FTS Group, Inc. and audited financial statements of See World Satellites, Inc. ("See World") for the year ended December 31, 2005, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2004, includes the unaudited historical results of operations of the Company and See World, and adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

The unaudited Proforma Balance Sheet at December 31, 2005, includes the unaudited balance sheet of the Company and audited balance sheet of See World as of December 31, 2005, assuming the acquisition occurred on December 31, 2005, adjusted for the proforma effects of the acquisition.

A)	The capital accounts of the Company have been adjusted as of December 31, 2005 to report the effects of the acquisition, assuming the acquisition occurred on December 31, 2005.

(b) Exhibits

Exhibit Number Description

10.1 Promissory Note between the Company and Richard E. Miller dated January
3, 2006 (included as Exhibit 10.1 to the Form 8-K filed on January 9,
2006 and incorporated herein by reference).

10.2 Stock Purchase Agreement between the Company and Richard E. Miller dated January 3, 2006 (included as Exhibit 10.2 to the Form 8-K filed on January 9, 2006 and incorporated herein by reference).

10.3 Stock Escrow Agreement among the Company, Richard E. Miller and Lambert
& Martineau dated January 3, 2006 (included as Exhibit 10.3 to the
Form 8-K filed on January 9, 2006 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS GROUP, INC.
-----------------
Registrant

Date: March 2, 2006              By: /s/ Scott Gallagher
-------------------------
Scott Gallagher
Chief Executive Officer